UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act

Date of Report (Date of Earliest event Reported): March 25, 2014

SMARTDATA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1436 Legend Hills Dr.

Clearfield, Utah 84015

(Address of principal executive offices, including zip code)

(801) 244-4405

(Registrant’s telephone number, including area code)

P.O. Box 1593

Moab, Utah 84532

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 25, 2014, SMS Management Services, LLC("SMS") an entity approximately 66% controlled by S. Matthew Schultz the Company's Chief Executive Officer and Bruce Lybbert a Director of the Company and SmartData Corporation, (the "Company") entered into an Asset and Intellectual Property Purchase Agreement ("Purchase Agreement").   Pursuant to which SMS sold to the Company: (i) all Intellectual Property rights, title and interest in Patent # 8,105,401 'Parallel Path, Downdraft Gasifier Apparatus and Method' (ii) all Intellectual Property rights, title and interest in Patent # 8,518,133 'Parallel Path, Downdraft Gasifier Apparatus and Method'  (ii) all of the Property rights, title and interest in a 32 inch Downdraft Gasifier ("Gasifier").

Pursuant to the Purchase Agreement the Company agreed to issue 715,320 shares of "SMARTDATA" $0.001 par value common stock to SMS or it's designees and assume of $156,900 in liabilities to Petersen Incorporated for the engineering and construction of the Gasifier.

The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

In connection with entering into the Purchase Agreement the Company has begun pursuing opportunities to utilize the assets and intellectual properties purchased.  The Company aims to further develop these technologies in order to pursue licensing, manufacturing and direct sales agreements for its Gasifier technology.

The technologies and prototype will undergoing clinical lab testing to further establish its capability of producing large volumes of clean, renewable energy from any carbon compound (Municipal Solid Waste (MSW), Coal, Sewage Sludge) into clean Synthesis Gas.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

In connection with the Asset and Intellectual Property Purchase Agreement, the Company will issue 715,320 shares of restricted $0.001 par value common stock. The shares were authorized for issuance pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Item 5.06 Change in Shell Company Status

The Company is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange of 1934, because the Company has begun conducting operations as more fully described under Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

Exhibit 10.1	Asset and Intellectual Property Purchase Agreement. dated March 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2014	SmartData Corporation
(Registrant)

	By:	/s/ S. Matthew Schultz
S. Matthew Schultz, Chief Executive Officer

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